UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 2006


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                     001-13112                  11-3129361
________________________________________________________________________________
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                          Identification Number)


2102 SW 2nd Street, Pompano Beach, Florida                              33069
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On July 7, 2006, the Board of Directors of DHB Industries, Inc. (the "Company"), placed David Brooks, the Company's Chairman and Chief Executive Officer, on paid administrative leave for an indefinite period of time and pending the outcome of federal, state and internal investigations. Mr. Brooks remains a director.

On July 8, 2006, General (Ret.) Larry Ellis, the Company's President and Chief Administrative Officer, assumed the role of acting Chief Executive Officer. See the biographical information set forth in Company's Form 8-K dated May 2, 2005, which is incorporated by reference herein.

Also on July 8, 2006, Senator William Campbell, who was previously elected to the Board of Directors on May 9, 2006, was named Chairman of the Board. Senator Campbell will serve on the Executive Committee of the Board, which was established on July 7, 2006 and delegated the full powers of the Board. The other members of the Executive Committee are Barry Berkman, Cary Chasin and Larry Ellis.

The press release issued by the Company on July 10, 2006 with respect to the activities described herein is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

          99.1     Press Release, dated July 10, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              DHB INDUSTRIES, INC.



                              By: /s/ LARRY ELLIS
                                  ____________________
                                      Larry Ellis, CAO

Dated:  July 10, 2006


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                                  EXHIBIT INDEX


          99.1     Press Release, July 10, 2006.
































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